UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2005

CyGene Laboratories, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-15654	22-2789408
(Commission File Number)	(IRS Employer Identification No.)

7786 Wiles Road, Coral Springs, Florida	33067
(Address of Principal Executive Offices)	(Zip Code)

(954) 741-7077

(Registrant’s Telephone Number, Including Area Code)

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On April 18, 2005, Walter W. Witoshkin resigned his position as our Vice President of Strategic Development.

Item 8.01 Other Events

On April 11, 2005, we filed our Reports on Form 10-QSB for the quarters ended September 30, 2004 and December 31, 2004.  The reason these reports were not filed on a timely basis is because we were delayed in completing our 2004 audit which in turn delayed out ability to complete our quarterly reports.  We provided our independent registered public accounting firm with the Form 10-QSBs for the quarters ended September 30, 2004 and December 31, 2004 on February 5, 2005 and March 22, 2005, respectively.  In early April, management decided that it could no longer wait for the reviews to be completed, and the decision was made to file the two quarterly reports with un-reviewed financial statements.  As of the date of this report, the September financial statements are under active review, and we expect that the review will be completed in the near future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyGene Laboratories, Inc.

By:	/s/ MARTIN MUNZER
Martin Munzer
President and Chief Executive Officer

Date:  April 22, 2005

2